UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2015

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former name or former address, if changed since last report): ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 17, 2015, the Federal Housing Finance Agency (“FHFA”) released the 2016 corporate performance goals and related targets for Fannie Mae and Freddie Mac set forth in the table below, including the relative weighting of each goal. These corporate performance goals and targets are referred to as the 2016 conservatorship scorecard.
A principal element of 2016 compensation for each of our current officers who is identified as an “executive officer” in our Annual Report on Form 10-K for the year ended December 31, 2014, other than our Chief Executive Officer, will be deferred salary, a portion of which will be subject to reduction, or “at-risk,” based on performance. We expect that one half of the 2016 at-risk deferred salary for our executives will be subject to reduction based on the company’s performance against the 2016 conservatorship scorecard. FHFA will have the primary role in determining whether Fannie Mae has achieved the goals set forth in the 2016 conservatorship scorecard, with input from management and our Board of Directors.
2016 Conservatorship Scorecard (Corporate Performance Goals)

For all Scorecard items, Fannie Mae and Freddie Mac (the Enterprises) and Common Securitization Solutions will be assessed based on the following criteria:

•	The extent to which each Enterprise conducts initiatives in a safe and sound manner consistent with FHFA’s expectations for all activities;

•	The extent to which the outcomes of their activities support a competitive and resilient secondary mortgage market to support homeowners and renters;

•	The extent to which each Enterprise conducts initiatives with the consideration for diversity and inclusion consistent with FHFA’s expectations for all activities;

•	Cooperation and collaboration with FHFA, each other, the industry, and other stakeholders; and

•	The quality, thoroughness, creativity, effectiveness, and timeliness of their work products.

Maintain, in a Safe and Sound Manner, Credit Availability and Foreclosure Prevention Activities for New and Refinanced Mortgages to Foster Liquid, Efficient, Competitive, and Resilient National Housing Finance Markets. (40%)

The Enterprises are to:
Work to increase access to single-family mortgage credit for creditworthy borrowers, consistent with the full extent of applicable credit requirements and risk management practices:

•	Continue to assess impediments to credit access and develop recommendations to address barriers, including work to:

◦	Continue to evaluate practices, including underwriting criteria, to improve access to single-family credit in a manner consistent with safety and soundness and implement improvements as appropriate.

◦	Consider options to use automated underwriting systems for loans that are currently manually underwritten.

◦	Evaluate options that would enable greater liquidity for Enterprise financing of energy or water efficiency investments in single-family and multifamily properties.

•	Complete work to enhance the Representation and Warranty Framework and continue work on related efforts to:

◦	Complete the independent dispute resolution process in support of the Representation and Warranty Framework.

◦	Work with lenders to improve the quality and efficiency of the loan origination process, including providing lenders with feedback soon after delivery.

◦	Continue to assess policies and tools to review collateral valuations in the Representation and Warranty Framework context.

•	Update mortgage insurer master policy rescission relief principles to address early rescission relief offerings.

•
Assess improvements identified in 2015 to increase the effectiveness of pre-purchase and early delinquency counseling as well as homeownership education and begin implementation of initiatives as appropriate.

•
Informed by the analysis conducted in 2015, conclude assessment of leveraging alternate or updated credit scores for underwriting, pricing, and investor disclosures and, as appropriate, plan for implementation.

Develop Post-Crisis Loss Mitigation Activities and Prepare for the Expiration of HAMP and HARP:

•	Complete assessment and, as appropriate, begin development of a high loan-to-value ratio refinance program to ensure a January 2017 implementation.

•	Develop and implement final strategy to promote HARP prior to expiration.

•	Finalize post-crisis loss mitigation options for borrowers, including loan modifications, and develop an implementation plan and timeline.

•	Enhance the Uniform Borrower Assistance Form.

•	Update and enhance the Enterprises’ servicer scorecard methodology.
Continue to Responsibly Reduce the Number of Severely-Aged Delinquent Loans and Real Estate Owned Properties:

•
Provide a plan for continuing non-performing loan (NPL) sales to FHFA for approval. The plan should address: 1) the Enterprises’ broad NPL sales strategy; 2) potential expansion to multi-servicer pools; 3) efforts to continue offering small pools and strengthening nonprofit access and purchase opportunities; 4) consideration for improving borrower outcomes and, where appropriate, impacts on neighborhood stabilization; and 5) public reporting of loan performance post sale.

•	Continue to responsibly reduce the number of severely-aged delinquent loans held by the Enterprises at the national and local level.

•	Continue to responsibly reduce the number of real estate owned properties held by the Enterprises, including through the Neighborhood Stabilization Initiative.
Maintain the Dollar Volume of New Multifamily Business for Each Enterprise at $31 Billion or Below:

•	Loans in affordable and underserved market segments, as defined in the Appendix, are to be excluded from the $31 billion cap.

Reduce Taxpayer Risk Through Increasing the Role of Private Capital in the Mortgage Market. (30%)

The Enterprises are to:
Single-Family Credit Risk Transfers:
Because the Enterprises’ single-family credit risk transfers have evolved into a core business practice, it is FHFA’s current expectation that single-family credit risk transfers will continue to be an ongoing conservatorship requirement. FHFA will adjust targets as necessary to reflect market conditions and economic considerations.

•	Meet the following credit risk transfer objectives:

◦	Transfer credit risk on at least 90 percent of the unpaid principal balance of newly acquired single-family mortgages in loan categories targeted for risk transfer.

▪	For 2016, target single-family loan categories include: non-HARP, fixed-rate terms greater than 20 years, and loan-to-value ratios above 60%.

◦	Transfer a substantial portion of the credit risk on the targeted loan categories covering most of the credit losses projected to occur during stressful economic scenarios.

◦
Continue efforts to evaluate, and implement if economically feasible, ways to transfer credit risk on other types of newly acquired single-family mortgages that are not included in the targeted loan categories.

◦	Continue to evaluate obstacles to expanding the investor base, propose ways to overcome these challenges, and work with FHFA to address them where possible.

•	Work with FHFA to conduct an analysis and assessment of front-end credit risk transfer transactions, including work to support a forthcoming FHFA Request for Input.

◦	Work with FHFA to engage key stakeholders and solicit their feedback.

◦	After conducting the necessary analysis and assessment, work with FHFA to take appropriate steps to continue front-end credit risk transfer transactions.
Multifamily Credit Risk Transfers:

•	Continue current multifamily credit risk transfer initiatives and explore additional risk transfer opportunities.
Retained Portfolio:

•	Execute FHFA-approved retained portfolio plans to meet, even under adverse conditions, the annual PSPA requirements and the $250 billion PSPA cap by December 31, 2018:

◦	Any sales should be commercially reasonable transactions that consider impacts to the market, borrowers, and neighborhood stability.
Risk Measurement Framework:

•	Support FHFA’s development of its risk measurement framework for evaluating Enterprise business decisions during conservatorship.

Build a New Single-Family Infrastructure for Use by the Enterprises and Adaptable for Use by Other Participants in the Secondary Market in the Future. (30%)

The Enterprises are to:
Common Securitization Platform and Single Security:
The Common Securitization Platform (CSP) and Single Security are significant, multiyear initiatives, and FHFA expects these inter-related projects to remain ongoing conservatorship priorities. FHFA expects the Enterprises and Common Securitization Solutions, LLC (CSS) to implement these initiatives on the following timeline:
i.Release 1: In 2016, implement the CSP for Freddie Mac’s existing single-class securities; and

ii.	Release 2: In 2018, implement the Single Security on the CSP for both Fannie Mae and Freddie Mac.

•
Continue working with FHFA, each other, and CSS to meet the Release 1 and Release 2 timelines, which includes work to: 1) build and test the CSP; 2) implement the changes necessary to integrate the Enterprises’ related systems and operations with the CSP; and 3) implement the Single Security on the CSP for both Enterprises.

•	Incorporate the following design principles in developing the CSP:

◦	Focus on the functions necessary for current Enterprise single-family securitization activities.

◦	Include the development of operational and system capabilities necessary for CSP to facilitate the issuance and administration of a Single Security for the Enterprises.

◦	Allow for the integration of additional market participants in the future.

•
In 2016, publish an aligned timeline for implementing the Single Security on the CSP for both Enterprises in 2018. The timeline must provide stakeholders with at least 12 months notice prior to implementing the Single Security.

•	Work with FHFA to develop and implement a process at each Enterprise to:

◦	Assess new or revised Enterprise programs, policies, and practices for their effects on the cash flows of TBA mortgage-backed securities (e.g., prepayments and loan buy-outs).

◦	Provide on-going monitoring of purchases, security issuances, and prepayments.

◦	Provide all relevant information on a timely basis to support FHFA’s review process.

•	Continue to work with CSS to obtain and utilize input from the Single Security/CSP Industry Advisory Group.
Provide Active Support for Mortgage Data Standardization Initiatives:

•	Continue the development and implementation of the Uniform Closing Disclosure Dataset.

•	Continue the development and implementation of the Uniform Loan Application Dataset.

•	Assess and, as appropriate, implement strategies to improve the lending industry’s ability to originate and deliver e-mortgages to the Enterprises.

Appendix: Multifamily Definitions
1. Market share target and quarterly review of market size
The 2016 Scorecard establishes a $31 billion cap on the multifamily purchase volume of each Enterprise (the “capped category”). Loans in affordable and underserved market segments are excluded from the cap (the “excluded category”). FHFA will review the Agency’s estimates of the multifamily loan origination market size on a quarterly basis. If FHFA determines that the actual 2016 market size is greater than was projected, it will apply an appropriate increase to the capped category. If FHFA determines that the actual 2016 market size is smaller than was projected, it will not reduce the capped category.
The following sections explain how FHFA will treat loans in the affordable and underserved market segments.
2. Loans on targeted affordable housing properties
Targeted affordable housing loans are loans to properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with limited incomes and which restricts the rents that can be charged for those units. FHFA will exclude a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will exclude from the cap 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and will exclude 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.
The following are examples of loans on targeted affordable housing properties that FHFA will exclude from the capped category:

•	Loans on properties subsidized by the Low Income Housing Tax Credit program, which limits tenant incomes at 60 percent of area median income (AMI) or below;

•
Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: a) restrict a portion of the units for occupancy by tenants with limited incomes in accordance with the requirements of the state or local program; b) restrict the rents that can be charged for those units at affordable rents; and c) enforce these restrictions through a regulatory agreement or recorded use restriction; and

•
Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of AMI or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract or a regulatory agreement or a recorded use restriction.

On a case-by-case basis, FHFA will consider Enterprise requests to exclude other loans from the capped category that meet affordable housing and mission goals but do not meet the exact definition of targeted affordable housing.
3. Loans on other affordable units
FHFA will exclude from the capped category units whose rents are affordable to tenants at various income thresholds but that are not subject to a regulatory agreement or recorded use restriction. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units with affordable, unsubsidized/market rents, as described below.

a.	Loans on affordable units in standard markets
Standard markets are those that are not located in rural areas or in designated high cost or very high cost markets. For properties located in these markets, the income threshold for affordability is 60 percent of AMI or below.

b.	Loans on affordable units in high cost or very high cost markets
In high cost markets as designated by FHFA, the income threshold for affordability is 80 percent of AMI or below. In very high cost markets as designated by FHFA, the income threshold for affordability is 100 percent of AMI or below.

4. Loans on properties located in rural areas
Rural areas are those areas as designated in the proposed Duty to Serve rule. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very high cost market adjustments are not available.
5. Loans on small multifamily properties
Small multifamily properties are properties that have 5 to 50 units. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below in standard and high cost markets, and 100 percent of AMI or below in very high cost markets.
6. Manufactured housing rental community blanket loans
Loans to manufactured housing rental communities are blanket loans secured by the land and the rental pads. FHFA will exclude the full loan amount of a manufactured housing rental community blanket loan.
7. Loans on seniors housing assisted living properties
For loans on seniors housing assisted living properties, FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very high cost market adjustments are not available.
8. Loans to finance energy or water efficiency improvements
Loans to finance energy or water efficiency improvements are loans funded by the Enterprises under their own specialized financing programs for this purpose. The loan programs included within this category are Fannie Mae’s Green Rewards and Green MBS programs, and any equivalent Freddie Mac loan programs, as determined by FHFA. FHFA will exclude the full amount of loans funded under these programs.
9. Other Scorecard requirements
For purposes of reporting on loan and commitment activity under the 2016 Scorecard, the Enterprises must: a) use the definitions for determining unit affordability of seniors housing assisted living units, coop units and shared living arrangements, including student housing, that are included in the August 2015 housing goals regulation; b) use affordability data as of the loan acquisition date; c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format that aligns with the Scorecard categories; and d) report quarterly on their acquisition volumes under the capped category and under the affordable and underserved excluded category in a public disclosure using a reporting format to be determined by FHFA.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Brian P. Brooks
Brian P. Brooks
Executive Vice President, General Counsel and Corporate Secretary
Date: December 17, 2015